Exhibit 10.1
Amendment No. 1
to the
Amended and Restated Airbus A320 Family Aircraft Purchase Agreement
dated as of October 2, 2007
between
AIRBUS S.A.S.
and
US AIRWAYS, INC.
This Amendment No. 1 (the “Amendment”) is entered into as of January 1, 2008, by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A.(the “Buyer”);
WITNESSETH:
WHEREAS, the Buyer and the Seller have entered into an Amended and Restated Airbus A320 Family Purchase Agreement, dated as of October 2, 2007, which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto (the “Agreement”) relates to the sale by the Seller and the purchase by the Buyer of certain Airbus single-aisle aircraft
WHEREAS, the Buyer wishes to exercise its conversion rights with respect to fourteen (14) A319 Aircraft and eleven (11) A320 Aircraft scheduled for delivery in 2009 and 2010.
WHEREAS, the Buyer has selected IAE International Aero Engines AG as the manufacturer of the Propulsion System for the Aircraft for which a Propulsion System manufacturer had not previously been selected.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
USA – Amended and Restated Airbus A320 Family Purchase Agreement
Amendment 1Execution

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1. DEFINITIONS
Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.
For all purposes of the Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:
Converted New A320 Aircraft — any or all of the firmly ordered A320-200 aircraft to be sold by the Seller and purchased by the Buyer pursuant to the Agreement which have been converted from New A319 Aircraft ** , together with all components, equipment, parts and accessories installed in or on such aircraft and the A320 Propulsion System installed thereon. Converted New A320 Aircraft shall be treated as New A320 Aircraft for all purposes of the Agreement.
Converted New A321 Aircraft — any or all of the firmly ordered A321-200 aircraft sold by the Seller and purchased by the Buyer pursuant to the Agreement, which have been converted from either New A319 Aircraft or New A320 Aircraft ** , together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 Propulsion System installed thereon. Converted New A321 Aircraft shall be treated as New A321 Aircraft for all purposes of the Agreement.
The definition of New Aircraft contained in Clause 0 of the Agreement is cancelled and replaced by the following definition:
New Aircraft — any or all of the New A319 Aircraft, any or all of the New A320 Aircraft and/or Converted New A320 Aircraft and any or all of the New A321 Aircraft and/or Converted New A321 Aircraft.
2. CAC ID NUMBERS
The CAC ID numbers of each of the Aircraft as originally set forth in Clause 9 of the Agreement are changed to new CAC ID numbers as set forth in Exhibit A to this Amendment.
3.    **
       **
3.1  **
3.2  **
3.3  **
3.4  **
3.5  **
3.6 Exhibit B summarizes the conversions described in this Paragraph 3.

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USA – Amended and Restated Airbus A320 Family Purchase Agreement
Amendment 1 Execution

PRIVILEGED AND CONFIDENTIAL

4. **
4.1 **
4.2 **
5. DELIVERY SCHEDULE
The delivery schedule table set forth in Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table below between the QUOTE and the UNQUOTE:
QUOTE

Rank	**	Aircraft	**	**	Year
1	**	Original A321 Aircraft	**	**	2008
2	**	Original A321 Aircraft	**	**	2008
3	**	Original A321 Aircraft	**	**	2008
4	**	Original A321 Aircraft	**	**	2008
5	**	Original A321 Aircraft	**	**	2008
6	**	Original A321 Aircraft	**	**	2009
7	**	Original A321 Aircraft	**	**	2009
8	**	Original A321 Aircraft	**	**	2009
9	**	Original A321 Aircraft	**	**	2009
10	**	Original A321 Aircraft	**	**	2009
11	**	Original A321 Aircraft	**	**	2009
12	**	Original A321 Aircraft	**	**	2009
13	**	Original A321 Aircraft	**	**	2009
14	**	Converted Original A321 Aircraft	**	**	2009
15	**	Converted Original A321 Aircraft	**	**	2009
16	**	Original A321 Aircraft	**	**	2009
17	**	Converted Original A321 Aircraft	**	**	2009
18	**	Converted Original A321 Aircraft	**	**	2009
19	**	Original A321 Aircraft	**	**	2009
20	**	Converted Original A321 Aircraft	**	**	2009
21	**	Converted Original A320 Aircraft	**	**	2009
22	**	Converted Original A321 Aircraft	**	**	2009
23	**	Converted Original A321 Aircraft	**	**	2009
24	**	Converted Original A320 Aircraft	**	**	2009

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Rank	**	Aircraft	**	**	Year
25	**	Converted Original A321 Aircraft	**	**	2009
26	**	Converted Original A320 Aircraft	**	**	2010
27	**	Converted Original A320 Aircraft	**	**	2010
28	**	Converted New A320 Aircraft	**	**	2010
29	**	Converted Original A320 Aircraft	**	**	2010
30	**	New A320 Aircraft	**	**	2010
31	**	Converted Original A320 Aircraft	**	**	2010
32	**	New A321 Aircraft	**	**	2010
33	**	Converted Original A320 Aircraft	**	**	2010
34	**	Converted Original A320 Aircraft	**	**	2010
35	**	Converted Original A321 Aircraft	**	**	2010
36	**	Converted Original A321 Aircraft	**	**	2010
37	**	Converted New A321 Aircraft	**	**	2010
38	**	Converted Original A320 Aircraft	**	**	2010
39	**	New A321 Aircraft	**	**	2010

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Rank	**	Aircraft	**	**	Year
40	**	Converted Original A320 Aircraft	**	**	2010
41	**	Converted Original A320 Aircraft	**	**	2010
42	**	Converted Original A320 Aircraft	**	**	2010
43	**	Converted New A321 Aircraft	**	**	2010
44	**	New A319 Aircraft	**	**	2011
45	**	New A320 Aircraft	**	**	2011
46	**	New A320 Aircraft	**	**	2011
47	**	New A320 Aircraft	**	**	2011
48	**	New A321 Aircraft	**	**	2011
49	**	New A319 Aircraft	**	**	2011
50	**	New A320 Aircraft	**	**	2011
51	**	New A319 Aircraft	**	**	2011
52	**	New A320 Aircraft	**	**	2011
53	**	New A320 Aircraft	**	**	2011
54	**	New A320 Aircraft	**	**	2011
55	**	New A321 Aircraft	**	**	2011
56	**	New A319 Aircraft	**	**	2011
57	**	New A320 Aircraft	**	**	2011
58	**	New A320 Aircraft	**	**	2011
59	**	New A320 Aircraft	**	**	2011
60	**	New A320 Aircraft	**	**	2011
61	**	New A321 Aircraft	**	**	2011
62	**	New A319 Aircraft	**	**	2011
63	**	New A320 Aircraft	**	**	2011
64	**	New A321 Aircraft	**	**	2011
65	**	New A319 Aircraft	**	**	2011
66	**	New A320 Aircraft	**	**	2011
67	**	New A320 Aircraft	**	**	2011
68	**	New A319 Aircraft	**	**	2011
69	**	New A320 Aircraft	**	**	2011
70	**	New A321 Aircraft	**	**	2011
71	**	New A320 Aircraft	**	**	2011
72	**	New A320 Aircraft	**	**	2011
73	**	New A321 Aircraft	**	**	2011
74	**	New A320 Aircraft	**	**	2012
75	**	New A320 Aircraft	**	**	2012
76	**	New A319 Aircraft	**	**	2012
77	**	New A320 Aircraft	**	**	2012
78	**	New A320 Aircraft	**	**	2012
79	**	New A320 Aircraft	**	**	2012

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USA – Amended and Restated Airbus A320 Family Purchase Agreement
Amendment 1 Execution

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Rank	**	Aircraft	**	**	Year
80	**	New A320 Aircraft	**	**	2012
81	**	New A320 Aircraft	**	**	2012
82	**	New A320 Aircraft	**	**	2012
83	**	New A320 Aircraft	**	**	2012
84	**	New A320 Aircraft	**	**	2012
85	**	New A321 Aircraft	**	**	2012
86	**	New A320 Aircraft	**	**	2012
87	**	New A320 Aircraft	**	**	2012
88	**	New A320 Aircraft	**	**	2012
89	**	New A320 Aircraft	**	**	2012
90	**	New A320 Aircraft	**	**	2012
91	**	New A319 Aircraft	**	**	2012
92	**	New A320 Aircraft	**	**	2012
93	**	New A321 Aircraft	**	**	2012
94	**	New A320 Aircraft	**	**	2012
95	**	New A320 Aircraft	**	**	2012
96	**	New A320 Aircraft	**	**	2012
97	**	New A320 Aircraft	**	**	2012
98	**	A318 Aircraft	**	**	2013
99	**	A318 Aircraft	**	**	2013
100	**	A318 Aircraft	**	**	2013
101	**	A318 Aircraft	**	**	2013
102	**	A318 Aircraft	**	**	2013
103	**	A318 Aircraft	**	**	2013
104	**	A318 Aircraft	**	**	2013
105	**	A318 Aircraft	**	**	2013
106	**	A318 Aircraft	**	**	2013
107	**	A318 Aircraft	**	**	2013
108	**	A318 Aircraft	**	**	2013
109	**	A318 Aircraft	**	**	2013
110	**	A318 Aircraft	**	**	2014
111	**	A318 Aircraft	**	**	2014
112	**	A318 Aircraft	**	**	2014
UNQUOTE
6. **

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7	EFFECT OF AMENDMENT

7.1	The provisions of this Amendment constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

7.2	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

8.	CONFIDENTIALITY
This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.
9.	COUNTERPARTS
This Amendment may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.
USA – Amended and Restated Airbus A320 Family Purchase Agreement
Amendment 1 Execution

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ Christophe Mourey

Its:	Vice President and Treasurer	Its:	Senior Vice President Contracts
USA – Amended and Restated Airbus A320 Family Purchase Agreement
Amendment 1 Execution
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Exhibit A
CAC ID Numbers
**

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USA – Amended and Restated Airbus A320 Family Purchase Agreement
Amendment 1 Execution

PRIVILEGED AND CONFIDENTIAL

Exhibit B
Conversion Schedule
**

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USA – Amended and Restated Airbus A320 Family Purchase Agreement
Amendment 1 Execution

PRIVILEGED AND CONFIDENTIAL